U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2004


                               BUYERS UNITED, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-26917
                              ---------------------
                              (Commission File No.)

               Delaware                                    87-0528557
    --------------------------------           ---------------------------------
    (State or other jurisdiction of            (IRS Employer Identification No.)
     incorporation or organization)


                 14870 Pony Express Road, Bluffdale, Utah 84065
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                    (Address of principal executive offices)


                                 (801) 320-3300
                         -------------------------------
                         (Registrant's telephone number)

                                 Not Applicable
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                 (Former address, if changed since last report)

                Item 5. Other Event and Regulation FD Disclosure

         See the Letter to the Shareholders of Buyers United, Inc., attached as
Exhibit 99.1 that will be distributed to the shareholders with the Buyers United 2003 Annual Report to Stockholders on or about May 14, 2004.


                    Item 7. Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

         Not applicable

Exhibits

         Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-K.

       SEC Ref. No              Description of Document
       -----------              -----------------------

          99.1         Letter to Shareholders dated May 5, 2004

          99.2         Press Release dated May 14, 2004 -
                       First Quarter 2004 Earnings


             Item 12. Results of Operations and Financial Condition

         On May 14, 2004 Buyers United issued a press release entitled "Buyers United, Inc. Reports Operating Results for the First Quarter of 2004," announcing its results of operations for the three-month period ended March 31, 2004. The press release is attached as Exhibit 99.2 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BUYERS UNITED, INC.


Date:  May 14, 2004                             By: /s/ Paul Jarman, President
                                                   -----------------------------


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